SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):

March 8, 2005 (March 3, 2005)

CRIIMI MAE INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10360	52-1622022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Rockville Pike
Rockville, Maryland 20852
(Address of principal executive offices, including zip code, of Registrant)

(301) 255-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On  March 7, 2005, CRIIMI MAE Inc. (the “Company”)  issued a press  release  reporting the Company’s  financial  results for the year ended  December 31, 2004.  A copy of this press  release is  attached  hereto as Exhibit  99.1.  The information  in this Form 8-K under  this Item 2.02 and  Exhibit  99.1  attached hereto shall not be deemed  “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934,  nor shall they be deemed  incorporated  by reference in any filing under the  Securities  Act of 1933,  except as shall be  expressly  set forth by specific reference in such filing.

Item 8.01   Other Events.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. on March 3, 2005 reporting the declaration of cash dividends for the first quarter of 2005 on the Company’s Series B Cumulative Convertible Preferred Stock. The above referenced press release is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(a) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Press Release dated March 7, 2005.

Exhibit 99.2 - Press Release dated March 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Inc.

Dated: March 8, 2005	By:	/s/Cynthia O. Azzara
Cynthia O. Azzara
Executive Vice President,
Chief Financial Officer,
and Treasurer

EXHIBIT INDEX

Exhibit No.		Description

*	99.1	Press Release dated March 7, 2005.

*	99.2	Press Release dated March 3, 2005.

*	Filed herewith.